UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 16, 2008
Handleman Company

(Exact Name of Registrant as Specified in Its Charter)
Michigan

(State or Other Jurisdiction of Incorporation)

1-7923	38-1242806

(Commission File Number)	(IRS Employer Identification No.)

500 Kirts Boulevard, Troy, Michigan	48084-4142

(Address of Principal Executive Offices)	(Zip Code)
(248) 362-4400

(Registrant’s Telephone Number, Including Area Code)
Not applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations
Item 1.01 Entry into a Material Agreement
Handleman Company and Handleman HUK Asset Purchase Agreement
with Oakwood Distribution Limited
Capitalized terms used in this section are defined in the Asset Purchase Agreement (as defined below) and may not be consistent with U.S. terminology. On September 16, 2008, Handleman Company (“Handleman”) and Handleman UK Limited (“HUK”) (collectively “Sellers”) entered into an Asset Purchase Agreement (“APA”) with Oakwood Distribution Limited (“Buyer”) whose registered office is at Tesco House pursuant to which Buyer purchased Sellers’ Assets that include: the Movables; the Property; the Non-Direct Stock; the Motor Vehicles; the Plant; the benefit of the Business Contracts; the Leased Assets subject to and with the benefit of the relevant Business Contracts identified in a schedule to the APA, the Business Records; the Leased Assets subject to and with the benefit of the relevant Business Contracts listed in a schedule to the APA; the Business IPR owned by the Sellers (including the Channel of Choice trademark owned by Handleman Category Management Company), save to the extent that the Business IPR is owned by virtue of an Excluded Business Contract; the Proprietary Software and the Licensed Software Materials subject to and with the benefit of the relevant Business Contracts listed in a schedule to the APA; the Goodwill; the assets listed in a Fixed Asset Register schedule; and all other property, assets and rights belonging to the Sellers of whatsoever nature located at the Property and Tesco Stores Limited’s premises at Welwyn Garden City and all other property (other than real property), assets and rights belonging to HUK of whatsoever nature used principally or exclusively in or principally or exclusively for the purposes of or arising principally or exclusively in respect of the Business and not specified above but excluding the Excluded Assets. The Excluded Assets are the Debts; certain business contracts, certain Business IPR; any amount recoverable in respect of Tax which related to the carrying on of the Business prior to Completion; any interest whatsoever in HUK’s premises at Warrington; any assets of the U.S. Seller not specifically defined as U.S. Assets in the APA, all assets used on a day-to-day basis exclusively by the Non-Transferring Employees; all other assets of any other member of the Seller’s Group other than HUK and Handleman; and any assets of either Seller other than the UK Assets and US Assets.
As consideration for the Assets, Buyer paid Seller the sum of £9,235,588, being £9,400,000 as adjusted to take account of the Anticipated Apportionments and the Agreed Adjustments, of which £7,735,588 was paid in cash at Completion and £1,500,000 was deposited into the Retention Account (which will be released in three stages during a 12 month period as stated in the APA). Handleman transferred $714,276.44 into an escrow account as offsetting payments for information technology contracts that Handleman assigned to Buyer but for which Handleman maintains certain financial obligations.
The APA contains certain warranties and indemnities to be given by the Sellers in relation to the Sellers’ Assets as set out in a clause and schedule to the APA.
11th Amendment dated September 17, 2008 to Credit and Guaranty Agreement dated April 30, 2007
Capitalized terms used in this section are defined in the Credit Agreement and the Eleventh Amendment (as defined below) unless the context provides otherwise. On September 17, 2008, Handleman Company (“Handleman”) entered into an Eleventh Amendment to the Credit and Guaranty Agreement dated April 30, 2007 among Handleman Company and certain of it subsidiaries as Guarantors, Handleman Entertainment Resources L.L.C. and certain other domestic subsidiaries of Handleman Company as Borrowers, various lenders, Silver Point Finance, LLC, as Administrative Agent, Collateral Agent and Co-Lead Arranger (amendment, the “Eleventh Amendment”, credit agreement, the “Credit Agreement”).
Within the 11th Amendment
The Eleventh Amendment amended the Credit Agreement by:
•	Amending and restating the definition of Minimum Asset Coverage to state that Credit Parties shall not permit, at any time (i) between the Eleventh Amendment Effective Date through (but not including) October 31, 2008, the positive difference between (A) the Working Capital Borrowing Base at such time (without taking into account the Term Loan Reserve, the Minimum Availability Amount or any other Reserves (as defined in the Working Capital Agreement) and (B) the principal amount of all Indebtedness outstanding under this Agreement at such time (such positive difference, the “Minimum Asset Coverage”) to be less than an amount equal to the greater of (x) the principal amount of all Indebtedness outstanding under the Agreement at such time, and (y) $20,000,000, and (ii) on and after October 31, 2008, the Minimum Asset Coverage to be less than $70,000,000.”;

•	Amending and Restating clause (b) of Section 6.24 to state “that by not later than October 31, 2008, a historical and projected return on investment report for each title owned by the Crave Entities for which there are any outstanding obligations, which report shall be in form and substance satisfactory to Agents.”

•	Adding a new section to the end of Article VI related to Unencumbered cash that states “At all times following the Eleventh Amendment Effective Date, Credit Parties shall not fail to maintain unrestricted Cash in an aggregate amount of at least $3,000,000 in a deposit account which is subject to a tri-party blocked account agreement and provides Collateral Agent with perfected first-priority Lien on such account and the contents thereof and grants Agent sole dominion and control over such account.”

•	Amending and restating the definitions of: Blocked Account, Material Contract and Working Capital Borrowing Base;

•	Amending and restating certain conditions related to the Borrowing Base Certificate; U.K. Deposit Accounts; Investments in Cash and Cash Equivalents.
(See Exhibit 10.2, Eleventh Amendment to the Credit and Guaranty Agreement dated April 30, 2007 among Handleman Company and certain of it subsidiaries as Guarantors, Handleman Entertainment Resources L.L.C. and certain other domestic subsidiaries of Handleman Company as Borrowers, various lenders, Silver Point Finance, LLC, as Administrative Agent, Collateral Agent and Co-Lead Arranger).

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANDLEMAN COMPANY
Date: September 16, 2008	By:	/s/ Rozanne Kokko
		Name:	Rozanne Kokko
		Title:	Sr. Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Name
10.1	Asset Purchase Agreement between Handleman UK Limited and Handleman Company Inc. (as Sellers) and Oakwood Distribution Limited (as Buyer) dated September 16, 2008.

10.2	Eleventh Amendment to the Credit and Guaranty Agreement dated April 30, 2007 among Handleman Company and certain of it subsidiaries as Guarantors, Handleman Entertainment Resources L.L.C. and certain other domestic subsidiaries of Handleman Company as Borrowers, various lenders, Silver Point Finance, LLC, as Administrative Agent, Collateral Agent and Co-Lead Arranger).